Blackstone Mortgage Trust, Inc. Second Quarter 2021 Results JULY 28, 2021 Exhibit 99.2

Blackstone  |
Blackstone Mortgage Trust, Inc.
1
BXMT HIGHLIGHTS
(1)
Includes $1.0 billion of Non-Consolidated Senior Interests and investment exposure to the $623 million 2018 Single Asset Securitization through a $79 million subordinate interest.
(2)
See Appendix for a definition and reconciliation to GAAP net income.
BXMT closed $2.2 billion of new loans in the second quarter, driving over $400 million of net portfolio
growth
to
a
record
$19.2
billion
(1)
portfolio
at
quarter-end
GAAP
EPS
of
$0.89
and
Distributable
EPS
(2)
of
$0.61;
GAAP
EPS
includes
a
$51
million
CECL
reserve
reduction driven by improving credit environment
$2.2B
2Q
originations
$19.2B
senior loan
portfolio
$3.7B
financing
activity
Focus on low-leverage loans and
well-capitalized sponsors
Net portfolio growth driving increased
earnings power
Pro-active capital markets execution
enhancing structure and cost of capital
Strong Originations
Growing Portfolio

Blackstone  |
Blackstone Mortgage Trust, Inc.
2
SECOND QUARTER 2021 RESULTS
(1)
See Appendix for a definition and reconciliation to GAAP net income.
(2)
Reflects ratio of annualized second quarter Distributable Earnings to BXMT book value. GAAP Yield on Book was 13.3% for the second quarter 2021.
(3)
Includes $1.0 billion of Non-Consolidated Senior Interests and investment exposure to the $623 million 2018 Single Asset Securitization through a $79 million subordinate interest.
(4)
Reflects weighted average LTV as of the date investments were originated or acquired by BXMT.
Earnings
GAAP
earnings
per
share
of
$0.89
and
Distributable
Earnings
(1)
per
share
of
$0.61;
paid
$0.62 per share dividend
GAAP EPS includes a net $0.34 release of prior CECL reserves, resulting in an increase in book value per share to $26.68
Sequential increase in Distributable Earnings driven by net portfolio growth, translating to
9.1% yield on book
(2)
relative to USD LIBOR of 0.1%
Investments
Originated 19 loans and 2 upsizes totaling $2.2 billion, with 80% of new lending activity from repeat sponsor relationships
Net portfolio growth of $423 million as $2.3 billion of fundings exceeded $2.0 billion of repayments during the quarter
Investment pace on par with pre-pandemic levels, with robust activity across geographies
Portfolio
Upsized $423 million Term Loan B-2 tranche and reduced interest rate by 250bps
Closed $2.5 billion of accretive credit facility financings on increasingly favorable terms across multiple counterparties and currencies
Issued $1.0 billion CLO, adding well-structured and efficiently priced asset-level leverage and increasing total CLOs outstanding to $3.5 billion
Capitalization
$19.2
billion
(3)
senior
loan
portfolio
secured
by
institutional
quality
real
estate
in
major
markets
Continued strong credit performance driving consistent interest collections and reduced
CECL reserve levels
98%
performing
portfolio
with
a
weighted
average
origination
LTV
(3)(4)
of
65%

Blackstone  |
Blackstone Mortgage Trust, Inc.
3
EARNINGS
2Q
GAAP
earnings
per
share
of
$0.89
and
Distributable
Earnings
(1)
per
share
of
$0.61
Increase in book value per share relative to prior year due to CECL reserve decrease, reflecting strong credit performance of the portfolio as the general economic recovery continues
Increasing EPS
Increasing Book Value
$26.42
$26.68
12/31/2020
6/30/2021
+$0.26
(1)
See Appendix for a definition and reconciliation to GAAP net income.
$0.59
$0.61
1Q '21
2Q '21
Distributable EPS
GAAP EPS
$0.53
$0.55
1Q '21
2Q '21
CECL Reserve Reduction
(1)
$0.89
$0.54

Blackstone  |
Blackstone Mortgage Trust, Inc.
4
INVESTMENTS
(1)
Total liquidity of $1.4 billion primarily includes $290 million of cash and $1.1 billion of immediately available borrowings under credit facilities.
2Q originations of $2.2 billion with strong activity across all primary sectors and markets
$1.4 billion of liquidity
(1)
supports continued growth of portfolio and earnings power within existing capital base
Origination Volume
($ in billions)
Track Record of Portfolio Growth
($ in billions)
1H '19
1H '20
1H '21
$2.0
$1.3
$3.9
$15.8
$18.0
$19.2
2Q '19
2Q '20
2Q '21

Blackstone  |
Blackstone Mortgage Trust, Inc.
5
PORTFOLIO
(1)
Includes $1.0 billion of Non-Consolidated Senior Interests and investment exposure to the $623 million 2018 Single Asset Securitization through a $79 million subordinate interest.
(2)
States and countries comprising less than 1% of total loan portfolio are excluded.
$19.2 billion
(1)
senior loan portfolio comprised of 125 investments, with an average origination LTV of 65%
Continued strong portfolio credit with 98% performing loans and 100% interest collected when due
Major Market Focus
(1)(2)
Collateral Diversification
(1)
$19.2B
portfolio
AU, 1%
CA
15%
TX
3%
IL
4%
TN, 2%
GA
5%
FL
5%
NY
20%
DC, 2%
HI, 3%
DEU, 1%
IT, 1%
UK, 10%
IR, 7%
ES, 7%
SE, 3%
NC, 1%
MA, 2%
Office
51%
Hotel
17%
Multi
13%
Industrial
5%
Life Sciences
3%
Retail
3%
Self-Storage
2%
Condo
1%
Other
5%
c

Blackstone  |
Blackstone Mortgage Trust, Inc.
6
CAPITALIZATION
Executions across the capital structure continue to increase balance sheet efficiency and reduce cost of capital
$3.7
billion
of
financing
activities
resulted
in
increased
liquidity
of
$1.4
billion
and
a
debt-to-equity
ratio
(1)
of
2.7x
$15.4B
financings
Diversified Financing Sources
(outstanding balance)
Capital Markets Activity
Term Loan B:
Repriced $423 million Term Loan B-2 tranche
to L+2.75%, including $100 million upsize
Securitizations:
Closed $1.0 billion BXMT 2021 FL-4
transaction with an 80% advance rate and a
weighted average coupon of L+1.27%
Secured Debt:
Closed $2.5 billion of credit facility financings
on favorable economic and structural terms
(1)
Represents (i) total outstanding secured debt, asset-specific debt, term loans, and convertible notes, less cash, to (ii) total equity.
Convertibles Notes
, 4%
Term
Loan
B,
9%
Asset
-Specific
Debt, 8%
Securitizations
22%
Secured Debt
Facilities, 57%

Blackstone | Blackstone Mortgage Trust, Inc. Appendix 7

Blackstone  |
Blackstone Mortgage Trust, Inc.
$18.8
$19.2
$2.3
$2.0
1Q ’21
Loans
Outstanding
Fundings
Repayments
2Q ’21
Loans
Outstanding
8
APPENDIX
(1)
Primarily represents the repatriation of net interest income earned during the quarter from non-USD investments. The difference between the value of such income on the date of conversion to USD and our cumulative basis in such income is not included in GAAP net income, but rather as a component of Other Comprehensive Income on our consolidated balance sheet.
(2)
Amounts may not add due to rounding.
(3)
Adjusted to reflect $37 million of non-cash fluctuations in foreign currency rates during the period for comparability to our total loan portfolio as of March 31, 2021.
(4)
Includes $890 million of Non-Consolidated Senior Interests and investment exposure to the $696 million 2018 Single Asset Securitization through a $79 million subordinate interest.
(5)
Includes $1.0 billion of Non-Consolidated Senior Interests and investment exposure to the $623 million 2018 Single Asset Securitization through a $79 million subordinate interest.
Net Fundings
(2)
($ in billions)
2Q 2021 Operating Results
($ in millions)
$0.89
net income per share
$0.61
distributable earnings per share
(5)
(3)(4)
GAAP Net
Income
Adjustments
Distributable
Earnings
Interest income
$196.3
$     -
$196.3
Interest expense
(82.4)
0.2
(82.2)
Management and incentive fees
(21.5)
-
(21.5)
General and administrative
expenses and taxes
(2.8)
-
(2.8)
Decrease in current expected
credit loss reserve
50.9
(50.9)
-
Non-cash compensation
(8.0)
8.0
-
Realized hedging and
foreign currency income, net
(1)
-
0.7
0.7
Net income attributable to non-
controlling interests
(0.9)
0.3
(0.6)
Total
$131.6
($41.7)
$89.9

Blackstone  |
Blackstone Mortgage Trust, Inc.
APPENDIX
(1)
Portfolio excludes our $79 million subordinate interest in the $623 million 2018 Single Asset Securitization.
(2)
Date loan was originated or acquired by us, and the LTV as of such date. Origination dates are subsequently updated to reflect material loan modifications.
(3)
In certain instances, loans are financed through the non-recourse sale of a senior loan interest that is not included in the consolidated financial statements. As of June 30, 2021, five loans in the portfolio have been financed with an aggregate $1.0 billion of Non-Consolidated Senior Interests, which are included in the table above.
(4)
Maximum maturity assumes all extension options are exercised; however, floating rate loans generally may be repaid prior to their final maturity without penalty.
(5)
This loan is accounted for under the cost recovery method.
(6)
Consists of both floating and fixed rates. Spread and all-in yield assume applicable floating benchmark rates for weighted-average calculation. Excludes loans under the cost-recovery method.
9
Portfolio Details
(1)
($ in millions)
Origination
Total
Principal
Net Book
Maximum
Property
Loan Per
Origination
Loan Type
Date
(2)
Loan
(3)
Balance
(3)
Value
Maturity
(4)
Location
Type
SQFT / Unit / Key
LTV
(2)
Loan 1
Senior loan
8/14/2019
$  1,334
$  1,295
$  1,290
+ 2.53
%
+ 2.99
%
12/23/2024
Dublin - IE
Office
$471 / sqft
74%
Loan 2
Senior loan
3/22/2018
905
905
904
+ 3.25
%
+ 3.42
%
3/15/2023
Diversified - Spain
Mixed-Use
n/a
71%
Loan 3
Senior loan
11/25/2019
724
669
670
+ 2.30
%
+ 2.59
%
12/9/2024
New York
Office
$958 / sqft
65%
Loan 4
Senior loan
3/30/2021
584
584
578
+ 3.20
%
+ 3.41
%
5/15/2026
Diversified - SE
Industrial
$107 / sqft
76%
Loan 5
Senior loan
(3)
8/7/2019
746
390
77
+ 3.12
%
+ 3.60
%
9/9/2025
Los Angeles
Office
$263 / sqft
59%
Loan 6
Senior loan
8/22/2018
363
363
362
+ 3.15
%
+ 3.49
%
8/9/2023
Maui
Hospitality
$471,391 /  key
61%
Loan 7
Senior loan
9/23/2019
415
356
353
+ 3.00
%
+ 3.22
%
11/15/2024
Diversified - Spain
Hospitality
$194,433 /  key
62%
Loan 8
Senior loan
10/23/2018
352
349
349
+ 3.40
%
+ 3.53
%
1/24/2022
New York
Mixed-Use
$591 / sqft
65%
Loan 9
Senior loan
4/11/2018
355
345
344
+ 2.85
%
+ 3.10
%
5/1/2023
New York
Office
$437 / sqft
71%
Loan 10
Senior loan
(3)
8/6/2015
334
334
61
5.75
%
5.85
%
10/29/2022
Diversified - EUR
Other
n/a
71%
Loan 11
Senior loan
1/11/2019
332
332
329
+ 4.35
%
+ 4.70
%
1/11/2026
Diversified - UK
Other
$328 / sqft
74%
Loan 12
Senior loan
3/16/2021
491
307
303
+ 3.85
%
+ 4.15
%
4/9/2026
Boston
Life Sciences
$759 / sqft
66%
Loan 13
Senior loan
2/27/2020
300
294
292
+ 2.70
%
+ 3.04
%
3/9/2025
New York
Mixed-Use
$921 / sqft
59%
Loan 14
Senior loan
11/30/2018
286
286
285
n/m
%
(5)
n/m
%
(5)
8/9/2025
New York
Hospitality
$306,870 /  key
73%
Loan 15
Senior loan
9/30/2019
306
286
286
+ 3.66
%
+ 3.75
%
9/9/2024
Chicago
Office
$248 / sqft
58%
Loans 16 - 124
Senior loans
(3)
Various
14,663
11,435
10,956
+ 3.29
%
(6)
+ 3.62
%
(6)
Various
Various
Various
Various
64%
CECL reserve
(129)
Total/Wtd. avg.
$  22,489
$  18,529
$  17,308
+ 3.25
%
(6)
+ 3.58
%
(6)
3.1 yrs
66%
All-in
Spread
Yield

Blackstone  |
Blackstone Mortgage Trust, Inc.
APPENDIX
10
Consolidated Balance Sheets
($ in thousands, except per share data)
June 30, 2021
December 31, 2020
Assets
Cash and cash equivalents
$289,552
$289,970
Loans receivable
17,436,843
16,572,715
Current expected credit loss reserve
(128,945)
(173,549)
Loans receivable, net
$17,307,898
$16,399,166
Other assets
304,297
269,819
Total assets
$17,901,747
$16,958,955
Liabilities and equity
Secured debt, net
$8,709,818
$7,880,536
Securitized debt obligations, net
2,833,778
2,922,499
Asset-specific debt, net
292,122
391,269
Term loans, net
1,332,130
1,041,704
Convertible notes, net
618,111
616,389
Other liabilities
158,833
202,327
Total liabilities
$13,944,792
$13,054,724
Commitments and contingencies
—
—
Equity
Class A common stock, $0.01 par value
1,470
1,468
Additional paid-in capital
4,719,203
4,702,713
Accumulated other comprehensive income
10,743
11,170
Accumulated deficit
(800,455)
(829,284)
Total Blackstone Mortgage Trust, Inc. stockholders’
equity
$3,930,961
$3,886,067
Non-controlling interests
25,994
18,164
Total equity
$3,956,955
$3,904,231
Total liabilities and equity
$17,901,747
$16,958,955

Blackstone  |
Blackstone Mortgage Trust, Inc.
APPENDIX
11
Consolidated Statements of Operations
($ in thousands, except per share data)
2021
2020
2021
2020
Income from loans and other investments
Interest and related income
$196,303
$191,982
$383,827
$396,857
Less: Interest and related expenses
82,352
$84,853
160,723
189,092
Income from loans and other investments, net
$113,951
$107,129
$223,104
$207,765
Other expenses
Management and incentive fees
21,545
20,496
40,752
39,773
General and administrative expenses
10,669
11,286
21,267
23,078
Total other expenses
$32,214
$31,782
$62,019
$62,851
Decrease (increase) in current expected credit loss reserve
50,906
(56,819)
52,199
(179,521)
Income (loss) before income taxes
$132,643
$18,528
$213,284
$(34,607)
Income tax provision
175
23
276
173
Net income (loss)
$132,468
$18,505
$213,008
($34,780)
Net income attributable to non-controlling interests
(873)
(961)
(1,511)
(1,028)
Net income (loss) attributable to Blackstone Mortgage Trust, Inc.
$131,595
$17,544
$211,497
($35,808)
Per share information (basic and diluted)
Net income (loss) per share of common stock
$0.89
$0.13
$1.44
($0.26)
Weighted-average shares of common stock outstanding
147,342,822
138,299,418
147,339,895
136,959,341
Three Months Ended June 30,
Six Months Ended June 30,

Blackstone  |
Blackstone Mortgage Trust, Inc.
APPENDIX
(1)
Represents net income attributable to Blackstone Mortgage Trust, Inc.
(2)
Primarily represents the repatriation of net interest income earned during the quarter from non-USD investments. The difference between the value of such income on the date of conversion to USD and our cumulative basis in such income is not included in GAAP net income, but rather as a component of Other Comprehensive Income on our consolidated balance sheet.
12
Per Share Calculations
(in thousands, except per share data)
Distributable Earnings
Reconciliation
Book Value
per Share
Earnings
per Share
June 30, 2021
March 31, 2021
Net income
(1)
$131,595
$79,902
Decrease in current expected credit loss reserve
(50,906)
(1,293)
Non-cash compensation expense
8,020
8,085
Realized hedging and foreign currency income, net
(2)
744
172
Other items
194
130
Adjustments attributable to non-controlling interests, net
248
(47)
Distributable Earnings
$89,895
$86,949
Weighted-average shares outstanding, basic and diluted
147,343
147,337
Distributable Earnings per share, basic and diluted
$0.61
$0.59
Three Months Ended
June
30,
2021
March
31,
2021
Stockholders' equity
$3,930,961
$3,883,023
Shares
Class A common stock
147,016
147,031
Deferred stock units
328
318
Total outstanding
147,344
147,349
Book value per share
$26.68
$26.35
Three
Months
Ended
June 30, 2021
March 31, 2021
Net income
(1)
$131,595
$79,902
Weighted-average shares outstanding, basic and diluted
147,343
147,337
Per share amount, basic and diluted
$0.89
$0.54
Three Months Ended

Blackstone  |
Blackstone Mortgage Trust, Inc.
DEFINITIONS
13
Distributable
Earnings:
Blackstone
Mortgage
Trust,
Inc.
(“BXMT”)
discloses
Distributable
Earnings
in
this
presentation.
Distributable
Earnings
is
a
financial
measure
that
is
calculated
and
presented
on
the
basis
of
methodologies
other
than
in
accordance
with
generally
accepted
accounting
principles
in
the
United
States
of
America
(“GAAP”).
Distributable
Earnings
is
a
non-GAAP
measure,
which
we
define
as
GAAP
net
income
(loss),
including
realized
gains
and
losses
not
otherwise
included
in
GAAP
net
income
(loss),
and
excluding
(i)
non-cash
equity
compensation
expense,
(ii)
depreciation
and
amortization,
(iii)
unrealized
gains
(losses),
and
(iv)
certain
non-cash
items.
Distributable
Earnings
may
also
be
adjusted
from
time
to
time
to
exclude
one-time
events
pursuant
to
changes
in
GAAP
and
certain
other
non-cash
charges
as
determined
by
our
Manager,
subject
to
approval
by
a
majority
of
our
independent
directors.
During
the
three
months
ended
June
30,
2021,
we
recorded
a
$51
million
decrease
in
current
expected
credit
loss
reserve,
or
CECL
reserve,
which
has
been
excluded
from
Distributable
Earnings
consistent
with
other
unrealized
gains
(losses)
pursuant
to
our
existing
policy
for
reporting
Distributable
Earnings
and
the
terms
of
the
management
agreement
between
our
Manager
and
us.
We
believe
that
Distributable
Earnings
provides
meaningful
information
to
consider
in
addition
to
our
net
income
and
cash
flow
from
operating
activities
determined
in
accordance
with
GAAP.
This
adjusted
measure
helps
us
to
evaluate
our
performance
excluding
the
effects
of
certain
transactions
and
GAAP
adjustments
that
we
believe
are
not
necessarily
indicative
of
our
current
loan
portfolio
and
operations.
We
believe
Distributable
Earnings
is
a
useful
financial
metric
for
existing
and
potential
future
holders
of
our
class
A
common
stock
as
historically,
over
time,
Distributable
Earnings
has
been
a
strong
indicator
of
our
dividends
per
share.
Distributable
Earnings
mirrors
the
terms
of
our
management
agreement
between
our
Manager
and
us
for
purposes
of
calculating
our
incentive
fee
expense.
Distributable
Earnings
does
not
represent
net
income
or
cash
generated
from
operating
activities
and
should
not
be
considered
as
an
alternative
to
GAAP
net
income,
or
an
indication
of
our
GAAP
cash
flows
from
operations,
a
measure
of
our
liquidity,
or
an
indication
of
funds
available
for
our
cash
needs.
In
addition,
our
methodology
for
calculating
Distributable
Earnings
may
differ
from
the
methodologies
employed
by
other
companies
to
calculate
the
same
or
similar
supplemental
performance
measures,
and
accordingly,
our
reported
Distributable
Earnings
may
not
be
comparable
to
the
Distributable
Earnings
reported
by
other
companies.
Non-Consolidated
Senior
Interests:
Senior
interests
in
loans
originated
and
syndicated
to
third
parties.
These
non-recourse
loan
participations,
which
are
excluded
from
the
GAAP
balance
sheet,
constitute
additional
financing
capacity
and
are
included
in
discussions
of
the
loan
portfolio.
Non-Consolidated
Securitized
Debt
Obligations:
Senior
securitized
debt
held
by
third-parties
in
the
2018
Single
Asset
Securitization.
These
non-recourse
securitized
debt
obligations,
which
are
excluded
from
the
GAAP
balance
sheet,
constitute
additional
financing
capacity
and
are
included
in
discussions
of
the
loan
portfolio.

Blackstone  |
Blackstone Mortgage Trust, Inc.
FORWARD-LOOKING STATEMENTS
14
This
presentation
may
contain
forward-looking
statements
within
the
meaning
of
Section
27A
of
the
Securities
Act
of
1933,
as
amended,
and
Section
21E
of
the
Securities
Exchange
Act
of
1934,
as
amended,
which
reflect
BXMT’s
current
views
with
respect
to,
among
other
things,
its
operations
and
financial
performance,
its
business
plans
and
the
impact
of
and
recovery
from
the
negative
effects
of
the
COVID-19
pandemic.
You
can
identify
these
forward-looking
statements
by
the
use
of
words
such
as
“outlook,”
“objective,”
“indicator,”
“believes,”
“expects,”
“potential,”
“continues,”
“may,”
“will,”
“should,”
“seeks,”
“predicts,”
“intends,”
“plans,”
“estimates,”
“anticipates”
or
the
negative
version
of
these
words
or
other
comparable
words.
Such
forward-looking
statements
are
subject
to
various
risks
and
uncertainties.
Accordingly,
there
are
or
will
be
important
factors
that
could
cause
actual
outcomes
or
results
to
differ
materially
from
those
indicated
in
these
statements.
BXMT
believes
these
factors
include
but
are
not
limited
to
those
described
under
the
section
entitled
“Risk
Factors”
in
its
Annual
Report
on
Form
10-K
for
the
fiscal
year
ended
December
31,
2020,
as
such
factors
may
be
further
updated
from
time
to
time
in
its
periodic
filings
with
the
Securities
and
Exchange
Commission
(“SEC”)
which
are
accessible
on
the
SEC’s
website
at
www.sec.gov.
These
factors
should
not
be
construed
as
exhaustive
and
should
be
read
in
conjunction
with
the
other
cautionary
statements
that
are
included
in
this
presentation
and
in
the
filings.
BXMT
assumes
no
obligation
to
update
or
supplement
forward-looking
statements
that
become
untrue
because
of
subsequent
events
or
circumstances.